Redeemable Preferred Units	12 Months Ended
Dec. 31, 2013
Preferred Units, Preferred Partners' Capital Account [Abstract]
Redeemable Preferred Units
REDEEMABLE PREFERRED UNITS:
ETE Preferred Units
In connection with ETE’s acquisition of Regency’s general partner in 2010, ETE issued 3,000,000 Preferred Units having an aggregate liquidation preference of $300 million, which were reflected as long-term liabilities in our consolidated balance sheet as of December 31, 2012. The Preferred Units were issued in a private placement at a stated price of $100 per unit and were entitled to a preferential quarterly cash distribution of $2.00 per Preferred Unit.
On April 1, 2013, ETE paid $300 million to redeem (the “Redemption”) all of its 3,000,000 outstanding Preferred Units. Prior to the Redemption, on March 28, 2013, ETE paid the holder of the Preferred Units $40 million in cash in exchange for the holder relinquishing its right to receive any premium in connection with a future redemption or conversion of the Preferred Units.
Prior to the April 1, 2013 Redemption, we recorded non-cash charges of approximately $9 million to increase the carrying value of the Preferred Units to the estimated fair value. During 2012, we recorded non-cash charges of approximately $8 million to increase the carrying value of the Preferred Units to the estimated fair value of $331 million as of December 31, 2012.
Preferred Units of Subsidiary
Holders may elect to convert Regency Preferred Units to Regency Common Units at any time. In July 2013, certain holders of the Regency Preferred Units exercised their right to convert an aggregate 2,459,017 Series A Preferred Units into Regency Common Units. Concurrent with this transaction, a gain of $26 million was recognized in other income, net, related to the embedded derivative and reclassified $41 million from the Regency Preferred Units into Regency Common Units. As of December 31, 2013, the remaining Regency Preferred Units were convertible into 2,050,854 Regency Common Units, and if outstanding, are mandatorily redeemable on September 2, 2029 for $35 million plus all accrued but unpaid distributions and interest thereon. The Regency Preferred Units received fixed quarterly cash distributions of $0.445 per unit if outstanding on the record dates of Regency’s common unit distributions. Holders can elect to convert Regency Preferred Units into Regency Common Units into common units at any time in accordance with the partnership agreement.
The following table provides a reconciliation of the beginning and ending balances of the Regency Preferred Units:

	Regency Preferred Units	Amount
Balance at January 1, 2012	4.4	$71
Accretion to redemption value	N/A	2
Balance, December 31, 2012	4.4	$73
Regency Preferred Units converted into Regency Common Units	(2.5)	(41)
Balance, December 31, 2013	1.9	$32	(1)

(1)
This amount will be accreted to $35 million plus any accrued but unpaid distributions and interest by deducting amounts from partners’ capital over the remaining periods until the mandatory redemption date of September 2, 2029. Accretion during 2013 was immaterial.